EXHIBIT 99.1


                                                                      [LOGO]
                           GRANT PARK FUTURES FUND, LP

                              MONTHLY FLASH REPORT

                             JULY 31, 2004 ESTIMATE

MONTHLY COMMENTARY: July marked another difficult trading month for trend following systems. Grant Park's traders suffered losses in the interest rate, currency and stock index sectors. Volatility and confusion in interest rates continued to wreak havoc on the financial markets. Losses were suffered in short U.S. and European interest rate positions. Prices rallied following the release of weak economic data and related comments from Alan Greenspan. Additional losses accumulated in the currency sector as the U.S. Dollar rallied. Short positions in the U.S. Dollar index and long positions in the British Pound produced losses. The dollar strength was attributed to comments by Alan Greenspan in his appearance before Congress suggesting that U.S. economic growth, despite recent signs of weakness, was still strong enough to warrant additional interest rate hikes by the Federal Reserve. The dollar rallied further following a report showing that U.S. consumer confidence hit a two-year high. Additional losses accumulated in long positions in stock indices, as prices weakened amidst weak earnings reports, concerns over terrorist threats, and higher energy prices. Losses were partially offset by gains in long positions in the energy sector, as prices continued to rally. Supply concerns and the Yukos scandal in Russia continued to boost prices. Additional gains were made in short positions in grains as ideal weather conditions prevailed, suggesting record crops for the year.

               JULY 31, 2004 STATISTICS (ESTIMATED AS OF AUGUST 1)

Grant Park Futures Fund B Units Monthly Return July 2004                 (3.47%)
Grant Park Futures Fund B Units Year-to-Date Return July 2004           (17.93%)
Grant Park Futures Fund B Units Net Asset Value July 2004              $883.547
Grant Park Futures Fund A Units Monthly Return July 2004                 (3.40%)
Grant Park Futures Fund A Units Year-to-Date Return July 2004           (17.52%)
Grant Park Futures Fund A Units Net Asset Value Return July 2004       $984.886

                  STATISTICS SINCE INCEPTION - CLASS A UNITS **
       SINCE INCEPTION (JANUARY 1, 1989) THROUGH JULY 31, 2004 (ESTIMATED)

Total Fund Assets (A and B):  $220M     3 Yr. Comp. Ann. ROR:            6.48%   Worst Drawdown Last 5 Years (2/04-7/04):    -23.44%

12 Month Return:              (10.90%)  5 Yr. Comp. Ann. ROR:            5.50%   Average 1-Month Gain:                         7.76%

36 Month Cumulative Return:    20.71%   10 Yr. Comp. Ann. ROR:           8.41%   Average 1-Month Loss:                        -5.41%

60 Month Cumulative Return:    30.70%   Average 12-Month Return:        25.14%   # of Winning Months:                        102

Compounded Annual ROR:         17.72%   Worst Drawdown (6/89-10/89):   -38.87%   # of Losing Months:                          85


**Most new investors will invest in Class B Units, which carry an additional 0.97% in fees and expenses.

                 GRANT PARK SECTOR EXPOSURE AS OF JUNE 30, 2004

                         INTEREST RATES         28%
                         CURRENCIES             27%
                         STOCK INDICES          13%
                         AGS/SOFTS              15%
                         ENERGY                  8%
                         METALS                  9%

              ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES

 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES
           A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

           THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE,
                          OFFERING BY PROSPECTUS ONLY.

   THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE
    PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS
         MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.

                                                  (312) 756-4450 o(800)217-7955
                                                           o FAX (312) 756-4452
Dearborn Capital Management, LLC            Performance Hotline: (866) 516-1574
550 West Jackson Blvd, Suite 1300,             website: www.dearborncapital.com
Chicago, IL 60661                             e-mail: funds@dearborncapital.com

                           GRANT PARK FUTURES FUND, LP

                              MONTHLY FLASH REPORT

                             JULY 31, 2004 ESTIMATE

                            HISTORICAL PERFORMANCE**

                                                                                                                 A Unit   B Unit(1)
        Jan      Feb     Mar      Apr      May      Jun      Jul       Aug      Sep       Oct     Nov     Dec     YTD       YTD
1989    0.97%   (3.29%) 17.34%   (9.51%)  26.07%   (3.31%)   0.70%   (21.72%)  (1.68%) (18.43%)   5.37%  29.00%    8.61%    7.73%
1990    5.20%    6.32%  22.20%   31.10%  (15.80%)  14.00%   16.03%    22.83%   14.76%    5.49%    2.83%  (2.65%) 197.04%  194.60%
1991  (12.36%) (13.31%)  1.75%   (6.52%)  (1.90%)   3.93%  (10.99%)   (1.85%)   6.76%    0.12%   (0.21%) 35.80%   (6.77%)  (7.52%)
1992  (15.23%)  (5.32%) (2.32%)  (4.13%)  (2.34%)   8.33%   16.34%     7.34%  (11.40%)  (0.72%)   2.41%  (5.55%) (15.50%) (16.18%)
1993    2.38%   18.13%   1.57%   15.69%    2.30%   (2.34%)  20.56%     0.16%   (3.99%)  (5.39%)   4.57%  13.15%   84.25%   82.76%
1994  (13.74%)  (9.39%) 23.25%    2.31%   14.29%   14.25%   (5.96%)   (6.26%)   2.76%   (7.54%)  15.50%  (0.17%)  24.30%   23.30%
1995  (10.69%)  16.37%  20.67%   10.88%   14.93%   (1.82%) (14.36%)  (11.29%) (10.54%)  (5.40%)   2.77%  18.69%   23.04%   22.04%
1996   (1.09%) (13.59%) (1.34%)   4.97%   (4.35%)   2.32%   (1.48%)   (2.53%)   3.81%   14.82%    7.80%  (6.99%)  (0.59%)  (1.39%)
1997    6.82%    7.61%   1.06%   (8.45%)  (0.91%)   0.34%   15.73%    (8.17%)   2.92%   (5.18%)   0.81%   6.10%   17.31%   16.37%
1998    1.96%    2.62%  (1.08%)  (7.46%)   3.13%   (0.37%)  (0.30%)   24.62%    6.23%   (4.64%)  (3.21%)  2.09%   22.40%   21.41%
1999   (2.02%)   7.95%  (5.18%)   2.92%   (5.51%)   0.22%   (2.68%)   (1.16%)   1.54%   (8.65%)   2.10%   3.05%   (8.24%)  (8.97%)
2000   (1.12%)   0.69%  (1.70%)  (3.84%)   1.80%   (3.51%)  (1.60%)    4.36%   (2.30%)   0.80%    8.91%   9.00%   10.97%   10.08%
2001    1.86%    0.53%   6.63%   (4.51%)  (0.47%)  (2.66%)   0.12%     2.88%    3.69%    5.30%   (7.80%)  2.14%    7.00%    6.14%
2002   (0.87%)  (5.95%)  2.26%   (3.07%)   5.17%   10.07%    6.63%     1.57%    2.87%   (6.04%)  (2.53%)  5.58%   15.25%   14.32%
2003    2.72%    5.77%  (7.47%)   2.57%    9.68%   (1.26%)  (0.49%)    0.12%**  0.06%    2.45%   (0.98%)  5.93%   20.03%   19.06%(1)
2004    0.31%    7.25%  (1.47%) (11.72%)  (4.82%)  (4.55%)  (3.47%)*                                             (17.52%) (17.93%)*

                                                                                                     *Estimated as of August 1, 2004

(1) FROM JANUARY 1989 THROUGH JULY 2003 PROFORMA B UNIT DATA IS REFLECTED IN YTD CALCULATIONS. ACTUAL B UNIT PERFORMANCE REFLECTED FROM 8/1/03.

** Actual Class A Unit net monthly returns are reflected from January, 1989 through July, 2003. Actual Class B Unit net monthly returns are reflected from August, 2003 (inception of trading for B Units) forward. Most new investors will invest in Class B Units, which carry an additional 0.97% in fees and expenses over A Units.

INVESTMENT HIGHLIGHTS:

MINIMUM INVESTMENT: $10,000 Individual/$5,000 ERISA or qualified plans, additional minimum investment $2,000

GENERAL PARTNER: Dearborn Capital Management, LLC

PORTFOLIO MANAGERS: Rabar Market Research, EMC Capital Management, Eckhardt Trading Company and Graham Capital Management. Winton Capital Management and Saxon Investment Corporation will begin trading on August 1, 2004.

REDEMPTIONS: Units are redeemable monthly with a redemption fee applicable for the first 12 months of investment.

SUITABILITY: Varies from state to state but at least a minimum of $45,000 annual income and a net worth of $45,000 exclusive of home, auto and furnishings or $150,000 net worth. Check Prospectus for individual state suitability. No investor should invest more than 10% of his or her net worth. Please check with your Firm's Administrative Department as firm requirements may also vary.

THE RISKS

o  Performance can be volatile and you   o  Grant Park pays substantial fees and
   could lose all or substantially all      expenses, including fees to its
   of your investment in Grant Park         trading advisors, which must be
   Futures Fund.                            offset by trading profits and
                                            interest income.
o  No secondary market exists for the
   Fund. Additionally, redemptions are   o  The Fund invests in foreign
   limited and may result in early          securities, which are subject to
   redemption fees.                         special risks such as currency
                                            fluctuations, different financial
o  Trading in commodity interests is a      and regulatory standards, and
   zero-sum economic activity in which,     political instability.
   for every gain, there is an
   offsetting loss. Grant Park           o  Grant Park's use of multiple trading
   therefore bears the risk that, on        advisors may result in Grant Park
   every trade, it will incur the loss.     taking offsetting trading positions,
                                            thereby incurring additional
o  Commodity futures trading may be         expenses with no net change in
   illiquid.                                holdings.

o  An investment in Grant Park is        o  You will have no right to
   speculative and leveraged; as a          participate in the management of
   result of this leverage, the velocity    Grant Park.
   of potential losses may accelerate
   and cause you to incur significant    o  The structure and operation of
   losses.                                  Grant Park involve several conflicts
                                            of interest.

              ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.

 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES
           A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

           THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE,
                          OFFERING BY PROSPECTUS ONLY.

   THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE
    PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS
         MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.

                                                  (312) 756-4450 o(800)217-7955
                                                           o FAX (312) 756-4452
Dearborn Capital Management, LLC            Performance Hotline: (866) 516-1574
550 West Jackson Blvd, Suite 1300,             website: www.dearborncapital.com
Chicago, IL 60661                             e-mail: funds@dearborncapital.com